                                                                    EXHIBIT 23.3

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ Richard E. Marriott
                                           --------------------------------
                                           Richard E. Marriott


Dated:  November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ J.W. Marriott, Jr.
                                           --------------------------------
                                           J.W. Marriott, Jr.


Dated:   November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ R. Theodore Ammon
                                           --------------------------------
                                           R. Theodore Ammon


Dated:   November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ Robert M. Baylis
                                           --------------------------------
                                           Robert M. Baylis


Dated:   November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ Ann Dore McLaughlin
                                           --------------------------------
                                           Ann Dore McLaughlin


Dated:   November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ Harry L. Vincent, Jr.
                                           --------------------------------
                                           Harry L. Vincent, Jr.


Dated:   November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ John G. Schreiber
                                           --------------------------------
                                           John G. Schreiber


Dated:   November 19, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To HMC Merger Corporation:

          Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of HMC Merger Corporation ("Host REIT") on Form S-4, and amendments thereto, which indicate that I have accepted a nomination to become a director of Host REIT subsequent to the consummation of the merger of Host Marriott Corporation with and into Host REIT as described in the Proxy Statement/Prospectus that forms a part of the Registration Statement.


                                           /s/ Terence C. Golden
                                           --------------------------------
                                           Terence C. Golden


Dated:   November 19, 1998